UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AILERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 2(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AILERON THERAPEUTICS

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Online

Go to **www.envisionreports.com/ALRN** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Aileron Therapeutics, Inc. Annual Meeting of Stockholders to be Held virtually on June 15, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and virtual location of the annual meeting of stockholders are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and 2021 annual report to stockholders are available at:

www.envisionreports.com/ALRN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/ALRN.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 2, 2022 to facilitate timely delivery.

2 N O T C O Y

03MVBA

Stockholder Meeting Notice The 2022 Annual Meeting of Stockholders of Aileron Therapeutics, Inc. will be held on June 15, 2022 at 8:30am Eastern Daylight Time, virtually via the internet at www.meetnow.global/MLDTRV7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Two Class II Directors: 01—William T. McKee 02—Nolan Sigal, M.D., Ph.D 2. To Approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split at a Ratio of Not Less Than 1- for-5 and Not Greater Than 1-for-25, With the Exact Ratio to be Set Within That Range at the Discretion of Our Board of Directors Prior to December 31, 2022 Without Further Approval or Authorization of Our Stockholders and With Our Board of Directors Able to Elect to Abandon Such Proposed Amendment and Not Effect the Reverse Stock Split Authorized by Stockholders, in its Sole Discretion, and, in Connection Therewith, to Decrease the Number of Authorized Shares of Our Common Stock on a Basis Proportional to the Reverse Stock Split Ratio. 3. To Approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Set the Number of Authorized Shares of Our Common Stock at a Number Determined by Calculating the Product of 300,000,000 Multiplied by Three Times (3x) the Reverse Stock Split Ratio, Subject to Approval by Our Stockholders and Our Implementation of Our Reverse Stock Split Described Therein. 4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/ALRN. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with “Proxy Materials Aileron Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 2, 2022.